                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the International CableTel Incorporated1993 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                              /s/ George S. Blumenthal
                              --------------------------
                              George S. Blumenthal



September 25, 1996


                              Page 10 of 17 Pages

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the International CableTel Incorporated 1993 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                                               /s/  J. Barclay Knapp
                                       -----------------------------------------
                                                    J. Barclay Knapp



September 25, 1996


                              Page 11 of 17 Pages

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the International CableTel Incorporated 1993 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                                                 /s/  Gregg Gorelick
                                       -----------------------------------------
                                                      Gregg Gorelick



September 25, 1996

                              Page 12 of 17 Pages

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the International CableTel Incorporated 1993 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                                               /s/  Sidney R. Knafel
                                       -----------------------------------------
                                                    Sidney R. Knafel



September 25, 1996


                              Page 13 of 17 Pages

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the International CableTel Incorporated 1993 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                                               /s/  Ted H. McCourtney
                                       ----------------------------------------
                                                    Ted H. McCourtney


September 25, 1996


                              Page 14 of 17 Pages

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the International CableTel Incorporated 1993 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                                                    /s/  Del Mintz
                                       -----------------------------------------
                                                         Del Mintz



September 25, 1996


                              Page 15 of 17 Pages

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the International CableTel Incorporated 1993 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                                               /s/  Alan J. Patricof
                                       -----------------------------------------
                                                    Alan J. Patricof



September 25, 1996


                              Page 16 of 17 Pages

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the International CableTel Incorporated 1993 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                                                /s/  Warren Potash
                                       -----------------------------------------
                                                     Warren Potash



September 25, 1996


                              Page 17 of 17 Pages

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the International CableTel Incorporated 1993 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                                               /s/  Michael S. Willner
                                       -----------------------------------------
                                                    Michael S. Willner



September 25, 1996


                              Page 18 of 17 Pages